                                                                  Exhibit 10.3.4
                                                                  --------------

                               FOURTH  AMENDMENT

                                       TO

                             EAGLE  MOUNTAIN  LEASE

                                    BETWEEN

                      MANAGEMENT  &  TRAINING  CORPORATION

                                      AND

                             KAISER  VENTURES INC.


                          EFFECTIVE:  FEBRUARY 1, 1999

                          FOURTH  AMENDMENT  TO  LEASE
                          ----------------------------

     THIS AMENDMENT is made effective as of February 1, 1999, by and between KAISER VENTURES INC. (Landlord) and MANAGEMENT AND TRAINING COPORATION (Tenant) to that certain Eagle Mountain Lease between Landlord and Tenant dated November 16, 1987 as modified by the FIRST AMENDMENT to Eagle Mountain Lease between Landlord and Tenant dated effective July 1, 1990, as further modified by the SECOND AMENDMENT to Eagle Mountain Lease between Landlord and Tenant dated effective November 10, 1992 and as further modified by the THIRD AMENDMENT to Eagle Mountain Lease between Landlord and Tenant effective November 16, 1997 (collectively, this "Lease").

It is expressly covenanted and agreed by and between Landlord and Tenant as follows:

Article III Term
----------------

     3.01 This section is amended to extend this Lease for twenty-nine (29) months. This Lease will, therefore, continue through June 30, 2001. Accordingly, Section 3.01 is hereby amended to read in its entirety as follows:

           "Unless sooner terminated as provided in this Lease, the term of this Lease shall end at midnight, June 30, 2001."

Article IV Rent
---------------

     4.01 This section is amended to increase the monthly lease payment by three percent (3%) effective with the February 1, 1999, lease payment. The new lease amount is therefore Sixty-four Thousand, Nine Hundred and Eighty Dollars ($64,980). In addition, the monthly lease offset of One Thousand Two Hundred Dollars ($1,200.00) is increased to One Thousand Four Hundred ($1,400.00) thereby reducing the lease payment to $63,580.00. Accordingly, Section 4.01.a is hereby amended to read in its entirety as follows:

           "Tenant will pay rent in lawful money of the United States of America, in the amount of Sixty-four Thousand, Nine

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           Hundred Eighty Dollars ($64,980) per month, in advance on the first day of each month, commencing February 1, 1999, and continuing through the last day of June 30, 2001. Each monthly rental shall be offset by the amount of One Thousand Four Hundred Dollars ($1,400), in order to help defray Tenant's cost of property and casualty insurance and of facility maintenance and repair which were not anticipated when the monthly rental was negotiated."

Article XXIV Notices
---------------------

     24.01 This article is amended to change the Landlord's name and address as follows:

           Landlord:  Kaiser Ventures Inc.
                      3633 E. Inland Empire Blvd, Suite 850
                      Ontario, CA  91764
                      Attn:  Executive Vice President

           COPY TO:   Kaiser Eagle Mountain, Inc.
                      P. O. Box 37
                      Desert Center, CA  92239
                      Attn:  Director of Operations

Article XXVI Miscellaneous
---------------------------

     26.01 This section is hereby amended by adding the following language:

           a. In addition, a late payment fee equal to five percent (5%) of the monthly lease amount shall be assessed to any lease payment not received by Landlord on or before the 10th day of the month for which the lease payment is due.

Confirmation Of All Other Lease Provisions
------------------------------------------

                                       3
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     Except as expressly provided herein, all other provisions of this Lease as amended to date, remain in full force and effect and are unchanged by this Amendment.

     IN WITNESS WHEREOF, the parties have executed this FOURTH AMENDMENT TO THE LEASE to be effective as of the day and year first above written notwithstanding the actual date of signature.

MANAGEMENT AND TRAINING CORP.          KAISER VENTURES INC.

By:   /s/ Ron Russell                  By:  /s/ Terry L. Cook
      ---------------                        -----------------

Title:  Vice President Corrections     Title: Sr. Vice President/General Counsel
        --------------------------            ----------------------------------

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